Investment Strategy - Janus Henderson Asset-Backed Securities ETF	Feb. 27, 2026
Prospectus [Line Items]
Strategy [Heading]	PRINCIPAL INVESTMENT STRATEGY
Strategy Narrative [Text Block]

The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in asset-backed securities (“ABS”). Asset-backed securities are debt securities that entitle their holders to payments that depend primarily on the assets underlying the securities. The Fund may invest in ABS of any kind, including, without limitation, private and multi-class structures, pass-through certificates, and other instruments secured by financial, physical, and/or intangible assets. ABS in which the Fund may invest also include investments in the form of collateralized loan obligations (“CLOs”), collateralized mortgage obligations (“CMOs”), and agency and non-agency mortgage-backed securities (“MBS”).

Under normal market conditions, the Fund primarily invests a substantial portion of its assets in ABS rated A- (or equivalent by a nationally recognized statistical rating organization (“NRSRO”) or higher at the time of purchase, or if unrated, determined to be of comparable credit quality by the Adviser. The Fund may not invest in securities rated below investment grade (that is, securities rated lower than Baa3/BBB- or equivalent by an NRSRO, or if unrated, determined to be of comparable credit quality by the Adviser) at the time of purchase by the Fund. After purchase, a security may have its rating reduced below the minimum rating required by the Fund for purchase. In such cases, the Fund will consider whether to continue to hold the security. An NRSRO is a credit rating agency that is registered with the Securities and Exchange Commission (“SEC”) that issues credit ratings that the SEC permits other financial firms to use for certain regulatory purposes.

The Fund may invest in securities of any maturity or duration and the securities may have fixed, floating, or variable interest rates. The Fund invests only in U.S. dollar denominated securities.

The Fund may also invest in securities that have contractual restrictions that prohibit or limit their resale (these are known as “restricted securities”), which may include Rule 144A securities. In addition to its investments in ABS, the Fund may from time to time also invest in certain other fixed-income securities and/or hold cash and cash-equivalents.

The Fund may invest in derivatives only to hedge or offset portfolio risks associated with the Fund’s existing portfolio of securities. Derivatives will not be used for any other purposes. Derivatives are instruments that have a value derived from, or directly linked to, an underlying asset, such as fixed-income securities, interest rates, or market indices. In particular, the Fund’s use of derivatives will be limited to interest rate futures.

Portfolio management’s investment process is research-driven, incorporating “top-down” and “bottom-up” factors to identify and manage exposure to risks across sectors, industries, and individual investments. Portfolio management evaluates expected risk-adjusted returns on a portfolio and position level by analyzing fundamentals, valuations, and market technical indicators. This research encompasses both traditional fundamental analysis and data driven quantitative models and signals from such models. Under normal circumstances, the Fund will generally sell or dispose of its portfolio investments when, in the opinion of the Adviser, they have reached their profit or price target, or as the result of changing market conditions.

The Fund is “actively-managed” and, thus, does not seek to replicate the performance of a specified index. Accordingly, portfolio management has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective.

The Fund is classified as nondiversified, which allows it to hold larger positions in securities, compared to a fund that is classified as diversified.